Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Basis of presentation and use of estimates
1)	Basis of presentation and use of estimates

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of its assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions reflected in the Company’s consolidated financial statements include, but are not limited to, revenue recognition, acquired intangible assets and related goodwill, estimating the useful lives of long-lived assets and intangible assets, assessing the initial valuation of assets acquired and liabilities assumed in a business combination and the subsequent impairment assessment of long-lived assets, intangible assets and related goodwill, share-based compensation expenses, deferred tax assets and related valuation allowance, income tax uncertainties, provision for doubtful debts, impairment and valuation of all investment types. Management bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could materially differ from these estimates. Certain amounts previously reported have been reclassified to conform to the current year presentation.

Consolidation
2)	Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, the VIE and its subsidiaries for which a subsidiary of the Company, Zhengtu Information, is the primary beneficiary. All transactions and balances between the Company, its subsidiaries, the VIE and its subsidiaries have been eliminated upon consolidation. Results of acquired subsidiaries are consolidated.

The attribution of net income and other comprehensive income or loss items, if any, are allocable to the Company and its non-controlling interests based on their respective ownership percentages of the entities to which these underlying items are derived from.

The Group has adopted Financial Accounting Standards Codification (“ASC”) Subtopic 810-10 (“ASC 810-10”), Consolidation: Overall. ASC 810-10 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

PRC laws and regulations restrict foreign ownership to operate online games. In order to comply with these foreign ownership restrictions, the Company operates its online games in China through Giant Network, a variable interest entity, which is 75% owned by Mr. Yuzhu Shi, who is also a principal shareholder of the Company. Zhengtu Information has the unilateral right to control Giant Network, including its financial interests, through the following contractual arrangements which have been entered into amongst Zhengtu Information, Giant Network and its equity holders:

Online Games Software Sales and Licensing Agreements

Pursuant to the Online Games Software Sales and Licensing Agreements between Zhengtu Information, Jujia Network, Juhuo Network, Snow Wolf Software and Giant Network, Zhengtu Information, Jujia Network, Juhuo Network and Snow Wolf Software license their online game software to Giant Network in return for an upfront fee and royalty fees charged at fixed rates ranging from 24% to 65% of the game revenues derived from four game series, on a monthly basis. In addition, such royalty fee rates are adjustable at the sole discretion of Zhengtu Information, Jujia Network, Juhuo Network and Snow Wolf Software respectively. These agreements have indefinite terms and can only be terminated if both parties mutually agree in writing.

Exclusive Technical Consulting and Service Agreement

Pursuant to the Exclusive Technical Consulting and Service Agreement between Zhengtu Information and Giant Network, Zhengtu Information is to provide exclusive technical and consulting services in return for fees computed based on the total operating expenses incurred by Zhengtu Information and Giant Network plus a reasonable markup, which is also adjustable at the sole discretion of Zhengtu Information. The initial term of this agreement is expected to expire on September 6, 2016 and is renewable at the sole discretion of Zhengtu Information. Pursuant to this agreement, in the event that either party to this agreement (i) breaches its obligations thereunder in full or in part and fails to cure such breach effectively and in a timely manner, which leads to a material damage to the non-breaching party; (ii) materially fails to perform its undertakings under this agreement; or (iii) any of the representations given by such party is untrue, in each case the non-breaching party shall have the right to terminate this agreement. Notwithstanding the above, if Giant Network wishes to terminate this agreement before the expiration of its term, it shall serve a written notice to Zhengtu Information six-months prior to the expiration of the agreement and obtain Zhengtu Information’s consent, and shall be liable for a penalty of RMB20,000,000 and compensate Zhengtu Information for all its losses resulting from such early termination.

During the years ended December 31, 2009, 2010 and 2011, total fees charged under the agreements above totaled approximately RMB989,000,000, RMB1,135,000,000 and RMB1,474,000,000 (US$234,000,000), respectively, which represented substantially all of Giant Network’s operating profits for the years presented.

Power of Attorney

Pursuant to the Purchase Option and Cooperation Agreement, each of the equity holders of Giant Network has signed an irrevocable Power of Attorney to grant Zhengtu Information’s designee, Mr. Yuzhu Shi, the power to exercise all the voting rights of such shareholder in shareholders’ meeting, including but not limited to deciding to sale or transfer of all or part of such shareholder’s equity interests in, and appointing and selecting directors, general managers and other senior management of Giant Network. This agreement remains effective as long as the Purchase Option and Cooperation Agreement are effective.

Purchase Option and Cooperation Agreement

Pursuant to the Purchase Option and Cooperation Agreement and its supplementary agreements amongst Zhengtu Information and the equity holders of Giant Network, the equity holders of Giant Network granted Zhengtu Information or its designated party, an exclusive irrevocable option to purchase all or part of their equity interests, when and to the extent permitted under the PRC law, at an amount equal to RMB10,000,000 or the lowest price permitted by the PRC law. Giant Network cannot declare any profit distributions or grant loans in any forms without the prior written consent of Zhengtu Information. All funds received by the equity holders of Giant Network or their designees (including but not limited to dividends and loans) must be remitted in full to Zhengtu Information and Giant Network, respectively. If Giant Network or its equity holders commit a material breach of the Purchase Option and Cooperation Agreement or its supplementary agreements and fail to cure or remedy such breach, Zhengtu Information reserves the right to either terminate the agreement and demand the breaching party for compensation for all damages and losses, or to enforce the further performance of the agreement in addition to the claim for all damages and losses against the breaching party.

Share Pledge Agreement

Pursuant to the Share Pledge Agreement between Zhengtu Information and the equity holders of Giant Network, the equity holders of Giant Network have contemporaneously pledged all their equity interests in Giant Network to secure the payment obligations of Giant Network under the VIE agreements. This agreement is valid as long as the other VIE agreements are effective.

Letter of Financial Support

Pursuant to Letter of Financial Support, Zhengtu Information agreed to provide unlimited financial support to Giant Network during its operations and agreed to forego the right to seek repayment in the event that Giant Network is unable to repay such funding.

As of December 31, 2011, the share capital and accumulated losses of Giant Network was RMB10,000,000 (US$1,588,840) and RMB73,485,950 (US$11,675,742), respectively, as compared to RMB10,000,000 and RMB127,393,934, respectively, as of December 31, 2010.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Company and Giant Network through the irrevocable proxy agreement, whereby the equity holders of Giant Network has effectively assigned all of their voting rights underlying their equity interest in Giant Network to Zhengtu Information. In addition, through the other aforementioned agreements, the Company demonstrates its ability and intention to continue to exercise the ability to absorb substantially all of the profits and all of the expected losses of Giant Network through Zhengtu Information. Thus the Company is also considered the primary beneficiary of Giant Network through Zhengtu Information. Accordingly, Giant Network and its subsidiaries’ results are consolidated in the Company’s financial statements under Financial Accounting Standards Codification (“ASC”) Subtopic 810-10 (“ASC 810-10”), Consolidation: Overall.

In the opinion of management and the Company’s PRC counsel, (i) the ownership structure of the Company and Giant Network, through Zhengtu Information, are in compliance with existing PRC laws and regulations,(ii) the contractual arrangements with Giant Network and its shareholder are valid and binding, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) the Company’s business operations are in compliance with existing PRC laws and regulations in all material respects.

Even though the equity holders of Giant Network also hold equity interests in the Company, they may fail or cause Giant Network to fail to perform the obligations under the VIE agreements. The Company may have to incur substantial costs and expend efforts to enforce the Company’s rights under these agreements, where it has to rely on legal remedies under the PRC law.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that the PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and its contractual arrangements with Giant Network, through Zhengtu Information, are prospectively found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its ownership structure and operations in the PRC to comply with the new PRC laws and regulations. The restructuring of its organization structure to comply with new PRC laws and regulations may cause the Company to lose control of its VIE, thus resulting in its deconsolidation. In the opinion of management and the Company’s PRC counsel, the likelihood of such events provoking deconsolidation in respect of the Company’s current ownership structure or the contractual arrangements with Giant Network is remote based on current facts and circumstances.

As of December 31, 2011 and 2010, the aggregate carrying amounts of the Company’s total assets and total liabilities of Giant Network and its subsidiaries were RMB706,478,031 (US$112,248,055) and RMB587,825,321 and RMB706,865,023 (US$ 112,309,542) and RMB574,594,639, respectively. There are no pledges or collateralization of Giant Network and its subsidiaries’ assets that can only be used to settle Giant Network and its subsidiaries’ obligations during the periods presented. For the periods presented, creditors of Giant Network and its subsidiaries do not have recourse to the general credit of the Company, who is also considered the primary beneficiary of Giant Network through Zhengtu Information, and as such, have been parenthetically presented on the face of the Company’s Consolidated Balance Sheets. The Company has not provided any financial or other support that it was not previously contractually required to provide to Giant Network during the periods presented.

The following table represents the overall contribution by our Giant Network, the VIE, and its subsidiaries as well as the Company and other entities within the Group to the Group’s total net income and total comprehensive income:

	For year ended December 31,
	2010	2011
	RMB	RMB
Net income (loss) attributable to the Company’s shareholders
Giant Network and its subsidiaries	1,091,837,769	1,515,790,079
The Company and other entities within the Group	(280,649,936)	(635,823,205)

	811,187,833	879,966,874
Other comprehensive loss
Giant Network and its subsidiaries	—	—
The Company and other entities within the Group	(87,734,291)	(100,725,366)

	(87,734,291)	(100,725,366)

Comprehensive income	723,453,542	779,241,508

In addition, Giant Network and its subsidiaries accounted for approximately RMB1,342,000,000 (US$213,222,000) net increase in cash and cash equivalents in 2011. Furthermore, as of December 31, 2011, Giant Network and its subsidiaries held cash and cash equivalents of approximately RMB93,600,000 (US$14,872,000), investments in equity investees of approximately RMB33,300,000 (US$5,291,000), other assets of approximately RMB579,600,000 (US$92,089,000) and other liabilities of approximately RMB706,900,000 (US$112,315,000), respectively.

Foreign currency translation and transactions
3)	Foreign currency translation and transactions

The Company’s, its BVI and Hong Kong subsidiary’s functional currency is the United States dollars (“US$”). The functional currency of the Company’s PRC subsidiaries is the Chinese Renminbi (“RMB”), based on the criteria of ASC subtopic 830-10 (“ASC 830-10”), Foreign Currency Matters: Overall. The Company uses the RMB as its reporting currency. The Company uses the average exchange rate for the year and the exchange rate at the balance sheet date to translate its operating results and financial position, respectively. Translation differences are recorded in accumulated other comprehensive loss, a component of shareholders’ equity.

Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are remeasured into the functional currency at the exchange rates prevailing at the balance sheet date. The resulting realized and unrealized exchange gains and losses are included in the consolidated statements of operations and comprehensive income.

Convenience translation
4)	Convenience translation

Amounts in US$ are presented for the convenience of the reader and are translated at the noon buying rate of US$1.00 to RMB6.2939 on December 31, 2011 in the City of New York for cable transfers of RMB as certified for customs purposes by the Federal Reserve Bank of New York. No representation is made that the RMB amounts could have been, or could be, converted into US$ at such rate.

Long-term Investment and Investments in equity investees
5)	Long-term Investment and Investments in equity investees

Long-term investment represents cost method investments. In accordance with ASC subtopic 325-20 (“ASC 325-20”), Investments-Other: Cost Method Investments, for investments in an investee over which the Company does not have significant influence, the Company carries the investment at cost and only adjusts for other-than-temporary declines in fair value and distributions of earnings. The management regularly evaluates the impairment of its cost method investments based on the performance and financial position of the investee as well as other evidence of estimated market values. Such evaluation includes, but is not limited to, reviewing the investee’s cash position, recent financing, projected and historical financial performance, cash flow forecasts and current and future financing needs. An impairment loss is recognized in the consolidated statements of operations equal to the excess of the investment’s cost over its fair value at the balance sheet date of the reporting period for which the assessment is made. The fair value would then become the new cost basis of investment. The impairment charge was nil for the years ended December 31, 2009, 2010 and 2011.

Investments in equity investees represent investments in entities in which the Company can exercise significant influence but does not own a majority equity interest or control are accounted for using the equity method of accounting in accordance with ASC subtopic 323-10 (“ASC 323-10”), Investments-Equity Method and Joint Ventures: Overall.

Where consolidation is not appropriate, the Company applies the equity method of accounting that is consistent with ASC 323 “Investments — Equity Method and Joint Ventures” to entities in which the Company holds either more than 20 percent or greater interest or less than a 20 percent interest but has the ability to exercise significant influence over operating and financial policies; and in the cases of investments in limited partnerships in which the Company holds a three percent or greater interest. For investments other than those described above, the Company applies the cost method of accounting that is consistent with ASC 325 “Investments — Other”.

Under the equity method, the Company initially records its investment at cost and prospectively recognizes its proportionate share of each equity investee’s net income or loss into its consolidated statements of operations. The difference between the cost of the equity investee and the amount of the underlying equity in the net assets of the equity investee is recognized as equity method goodwill included in equity method investment on the consolidated balance sheets. The Company evaluated the equity method investments for impairment under ASC 323-10. An impairment loss on the equity method investments is recognized in the consolidated statements of income when the decline in value is determined to be other-than-temporary.

Cash, cash equivalents and short-term investments
6)	Cash, cash equivalents and short-term investments

Cash and cash equivalents represent cash on hand, demand deposits and money market fund placed with banks or other financial institutions. All highly liquid investments with a stated maturity of 90 days or less from the date of purchase are classified as cash equivalents. All highly liquid investments with stated maturities of greater than 90 days but less than 365 days, are mainly fixed rate time foreign deposits that are classified as short-term investments which are stated at their approximate fair value.

The Company accounts for its investments in accordance to ASC subtopic 320-10 (“ASC 320-10”), Investments-Debt and Equity Securities: Overall. ASC 320-10 classifies the investments in debt securities as “held-to-maturity”, “trading” or “available-for-sale”, whose classification determines the respective accounting methods stipulated by the accounting standard for financial instruments. The Company has no securities that were bought and held principally for the purpose of selling them in the near term to which would be classified as trading securities.

The securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and are stated at amortized cost. For individual securities classified as held-to-maturity securities, the Company evaluates whether a decline in fair value below the amortized cost basis is other than temporary using estimated fair values of the pledged collaterals or financial guarantees. If the Company concludes that it does not intend or is not required to sell an impaired debt security before the recovery of its amortized cost basis, the impairment is considered temporary and the held-to-maturity securities continue to be recognized at the amortized costs.

When the Company intends to sell an impaired debt security or it is more likely than not that it will be required to sell prior to recovery of its amortized cost basis, an other-than-temporary impairment loss equal to the entire excess of the debt security’s amortized cost basis over its fair value is recognized at the balance sheet date.

Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities are included in earnings. Any realized gains or losses on the sale of the investments are determined on a specific identification method, and such gains and losses are reflected as a component of interest income.

Property and equipment
7)	Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the following estimated useful lives:

Computer equipment	5 years
Leasehold improvements	Over the shorter of the lease term or the estimated useful lives of the assets
Furniture and fixtures	5 years
Motor vehicles	5 years
Property	42 years

Fixed assets have an estimated residual equal to 5% of the original cost.

Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterments that extend the useful life of a fixed asset are capitalized as an addition to the related asset. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any gain or loss reflected in the consolidated statements of operations and comprehensive income.

Intangible assets
8)	Intangible assets

The Group recognizes costs to develop its online game products in accordance with ASC subtopic 985 Software. Online game product development costs consist primarily of payroll, depreciation and other overhead expenses incurred by the Group to develop, maintain, monitor and manage the Group’s online gaming products. Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred and are included in product development expenses. Once an online game product has reached technological feasibility, all subsequent online game product development costs are capitalized until the product is available for marketing. Technological feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and game design documentation and only occurs when the online games have a proven ability to operate in an online game environment. Since the inception of the Group, the amount of online game development costs qualifying for capitalization as intangible assets was approximately RMB34,002,000 (US$5,402,000) and is being amortized over the estimated life of the corresponding online games.

Purchased software is stated at cost less accumulated amortization. Amortization is computed using the straight-line method over three years.

The intangible asset arising from the acquisition of a Snow Wolf Software consists of one online software game and was recorded at its fair value with a useful life of 4 years and will be amortized on a straight line basis over the useful life. The intangible assets arising from the Julun Network acquisition also consist of one online software game and were recorded at its fair value with an estimated useful life of 4 years, and will be amortized on a straight line basis over the useful life.

The Group recognizes website and internally used software development costs in accordance with ASC subtopic 350-40 (“ASC 350-40”), Intangibles-Goodwill and Other: Internal-Use Software. As such, the Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over their estimated expected life. Since the inception of the Group, the amount of property and equipment costs qualifying for capitalization has been insignificant and as a result those costs have been expensed as incurred.

Impairment of long-lived assets and intangible assets
9)	Impairment of long-lived assets and intangible assets

Long-lived assets, including intangible assets, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC subtopic 360-10 (“ASC 360-10”), Property, Plant and Equipment: Overall. When such events occur, the Company assesses the recoverability of the long lived assets by comparing the carrying amount to the estimated future undiscounted cash flow associated with the related assets. If the future net undiscounted cash flows are less than the carrying amount of the assets, the assets are considered impaired and an expense is recognized equal to the amount required to reduce the carrying amount of the assets to their then estimated fair value. Fair value is generally determined by discounting the cash flows expected to be generated by the assets, when the market prices are not readily available for the long-lived assets.

There were no indicators of impairment noted during the year ended December 31, 2011. The Group recorded an impairment loss associated with an online game and its related intellectual property rights amounting to RMB46,557,669 (Note 7) during the year ended December 31, 2010. The impairment loss recorded in year ended December 31, 2009 was nil.

Goodwill
10)	Goodwill

Goodwill represents the excess of the purchase price over the estimated fair value of net tangible and identifiable intangible assets acquired. The Group’s goodwill and acquisition related intangible assets outstanding at December 31, 2011 were related to the Group’s acquisition of two subsidiaries. In accordance with the provisions of ASC subtopic 350 (“ASC 350”), Goodwill and Other Intangible Assets, goodwill amounts are not amortized, but rather are tested for impairment at least annually or more frequently if there are indicators of impairment present.

In accordance to ASC 350, the Company has assigned and assessed goodwill for impairment at the reporting unit level. A reporting unit is an operating segment or one level below the operating segment. The Company has determined that it has one reporting unit, which is also its only reportable segment.

During the fourth quarter of 2011, the Company early adopted the principles as prescribed in Accounting Standards Update 2011-08 (ASU 2011-08), “Testing Goodwill for Impairment” issued by the FASB in order to complete its goodwill impairment test. In accordance with ASU 2011-08, the Company based its goodwill impairment testing on a qualitative assessment for its reporting units that carried a goodwill balance. The qualitative assessment included an in-depth analysis of many factors, including general economic conditions, industry and market conditions, a broad scope of financial factors, and the Company’s price of its ADS, as well as other drivers of a fair value analysis. As a result of the Company’s qualitative assessment, it was concluded that it was more-likely-than-not that the fair value of its reporting units was greater than its carrying value.

Prior to the adoption of ASU 2011-08, the performance of the annual impairment test involved a two-step process as required by ASC 350. The first step of the impairment test involved comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value was primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the reporting unit’s carrying value exceeded its estimated fair value, the Group would then be required to perform the second step of the goodwill impairment test to determine the amount of impairment loss, if any.

The second step requires that the fair value of the reporting unit be allocated to its underlying assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit’s goodwill. If the implied goodwill fair value is less than its carrying value, the difference is recognized as impairment loss.

No impairment losses were recognized for each of three years ended December 31, 2009, 2010 and 2011.

Available-for-sale investment
11)	Available-for-sale investment

The Company has designated its investment in convertible redeemable preferred shares (“Preferred Share”) of Five One Network Development Co., Ltd. (“51.com”) and Mobile Embedded Technology Inc. (“MET”) as available-for-sale in accordance with ASC320-10. Such available-for-sale investments are reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive income (loss) in shareholders’ equity. Realized gains or losses are charged to earnings during the period in which the gain or loss is realized. If the Company determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to its estimated fair value. The new cost basis will not be adjusted for subsequent recoveries in fair value. Determination of whether declines in value are other-than-temporary requires significant judgment. Subsequent increases and decreases in the fair value of available-for-sale securities will be included in comprehensive income (loss) through a credit or charge to shareholders’ equity except for an other-than-temporary impairment, which would be charged to current period earnings.

Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities are included in earnings.

Held-to-maturity securities
12)	Held-to-maturity securities

The Company has designated its investment in Resources SZITIC Trust Co., Ltd. (“CR Trust”) for a period of five years as held-to-maturity in accordance with ASC320-10 as the Company has the intent and ability to hold the securities until maturity. Held-to-maturity investment securities are recorded at amortized cost, adjusted for the amortization or accretion of premiums or discounts. Interest income from the held-to-maturity investment securities is recognized when earned. Premiums and discounts, if any, are amortized or accreted over the life of the related security as an adjustment to interest income using the effective-interest method.

Fair value of financial instruments
13)	Fair value of financial instruments

Financial instruments of the Group primarily comprise of cash and cash equivalents, accounts receivable, certain other current assets, amounts due from related parties and research-and-development (“R&D”) entity partners, short-term investments, investments in available-for-sale securities, held-to-maturity investment, and payables and accrued expenses. Except for the Company’s investment in preferred shares, as of December 31, 2010 and 2011, the carrying values of these financial instruments approximated their fair values due to the short-term maturity of these instruments. The carrying amount of our held-to-maturity investment is measured at amortized cost. The carrying amount of the Group’s available-for-sale investments were initially stated at fair value and subsequently re-measured and recorded at fair value at every year.

Other assets
14)	Other assets

Other assets represent amounts paid for the right to use land in the PRC and are recorded at purchase cost less accumulated amortization. Amortization is provided on a straight-line basis over the terms of the respective land use rights agreements, which are approximately 50 years

Revenue recognition
15)	Revenue recognition

Online game revenue

The Group currently provides online game services in the PRC and recognizes revenue in accordance to the criteria of ASC subtopic 605 (“ASC 605”), Revenue Recognition when persuasive evidence of an arrangement exists, the service has been rendered, the sales price is fixed or determinable, and collectability is reasonably assured.

The Group operates Massively Multiplayer Online Role-Playing Games (“MMORPG”) under a free-to-play model. Under this model, players can access the games free of charge but may purchase game points for in-game premium features.

The Group sells prepaid cards, in physical or virtual forms, for its in-game premium features to distributors who in turn sell the prepaid cards to end customers. The prepaid game cards provide customers with a pre-specified number of game points for consumption. All prepaid cards sold to distributors require upfront advance cash payments. The Group also sells game points through online sales directly to end customers using their credit or debit cards, which is generally settled by the banks within one to two days. Proceeds from the sale of prepaid game cards from distributors and online sale of game points are initially recognized as an advance from distributors. These prepaid fees are reclassified to deferred revenue upon the end users’ online registration and conversion of the game points into the respective user accounts.

The Group’s end users are required to “activate” the prepaid game cards by using access codes and passwords to transfer the value of those cards to game points in their personal user accounts. The Group does not recognize revenue for game cards which are sold but not yet converted into game points and used by customers to purchase premium features as the Group is required to provide future services, in the form of in-game premium features, related to those cards or points. Deferred revenue is recognized as revenue over the estimated life span of the premium features purchased or as the premium features purchased with the game points are consumed. In-game premium features include virtual services and consumable virtual items and permanent virtual items. In terms of virtual services and consumable virtual items, revenue is recognized either ratably or upon consumption depending on whether services and items be recognized as time-based or usage-based. In terms of permanent virtual items, revenue is recognized over the estimated life span which is determined on the basis of historical player usage patterns and playing behaviors. When the estimated life span of certain permanent virtual items is unable to be reliably determined on the basis of historical paying player patters or behaviors, the related revenues would be recognized over the estimated game life span. Future usage patterns may differ from the historical usage patterns on which the Company’s revenue recognition policy is based. The Company is committed to continually monitoring its actual operational statistics and usage patterns of its online games and to comparing these actual statistics with its original estimates and to refining these estimates and assumptions when they are materially differed from the actual statistics.

Prepaid cards sold by the Group have an expiration period of two years, if not returned or activated, after which the Group could suspend the cards and will recognize the related advance from distributors and/or deferred revenue. The Group has implemented a return policy for distributors to return cards that are unsold six months after purchased from the Group. As of December 31, 2011, the Group has not received any returns. In addition, no refunds are allowed once game points have been transferred to the end users’ personal user accounts.

The Group sells prepaid game cards at a discount to its distributors. The Group accounts for such discounts in accordance with ASC subtopic 605-15 (“ASC 605-15”), Revenue: Product. Such discounts are initially accounted for as a reduction of deferred revenue. As a result, deferred revenue includes the value of activated discounted and undiscounted prepaid cards and game points, which are subsequently recognized as revenue on a weighted average basis when the Group provides future services in the form of premium features.

The Group also operates MMORPG under a pay-to-play model. Under this model, the Group receives subscription fees from distributors for the sale of time units, which allow end users to access its online game products. The distribution of time units to the end users typically is made by sales of prepaid game cards, in physical or virtual form. The prepaid game cards entitle the end users to access the Group’s online game products for a specified period of time in accordance with the Group’s published expiration policy. All subscription fees are deferred when received and revenue is recognized based upon the actual usage of time units by the end users, or at the point when the end users are no longer entitled to access the online game products in accordance with the Group’s published expiration policy.

Licensing revenue

The Group also receives royalty income from a third party incorporated in Taiwan, which was a related party prior to June 2009, in exchange for licensing ZT Online and providing related technical support. The license allows the operation of the games in Hong Kong, Taiwan, Macau, Singapore and Malaysia. The royalty fees are determined based on an agreed percentage of game points consumed by the players with accounts registered with the third party, net of applicable withholding tax, which becomes fixed or determinable at the time actual usage occurs. The related royalty income is recognized on a monthly basis, as the third party confirms its sales activity for the period. As a result of the foreign currency restrictions over the remittance of funds from Taiwan to the PRC to repay outstanding payables to the Group, beginning on October 1, 2008, such royalty income is recorded at the estimated fair value of the personnel services paid by the third party paid on behalf of the Group in accordance with the provisions of ASC subtopic 845-10 (“ASC 845-10), Nonmonetary Transactions: Overall.

The Group also licenses ZT Online to overseas third parties in Vietnam and Russia from 2009 and 2010, respectively. In 2011, the Group also licensed Golden land to overseas third parties in the United States and South Korea. The royalty income is determined based on an agreed upon percentage of game points consumed by the players with accounts registered with the game vendors, net of applicable withholding tax, which becomes fixed or determinable at the time actual usage occurs. The related royalty income is recognized on a monthly basis, as the game vendors confirm their sales activities for the period.

In 2009, the Company and Shenzhen Tencent Computer Systems Company Limited (“Tencent Computer” or “Tencent”) entered into a three year contract, ZT Online Green Edition — Online Software Cooperation Agreement (“Cooperation Agreement”) to attract more players to play ZT Online Green Edition from the Tencent QQ Game platform user base. Under the Cooperation Agreement, the Company receives royalty income in exchange for licensing ZT Online Green Edition, and service fees for providing servers, broadband resources and technical consulting services (collectively known as “IT services”). The Group accounts for the royalty income and service fees in accordance with ASC 985-605-25-3 Software Not Requiring Significant Production, Modification, or Customization. The royalty income and service fees are both determined based on an agreed upon percentage of game point revenue earned from players with accounts registered with Tencent. The royalty income is recognized as net revenue, upon receipt of a confirmation of sales activity from Tencent and all contingencies associated with royalty payments have been resolved and no remaining performance obligations exist. The service fees are contingent upon the future delivery of the IT services and game point revenue is earned from players with accounts registered with Tencent. Service fees are recognized on a straight-line basis commencing from the point in time at which the contingency has been resolved, over the remaining period of the Cooperation Agreement.

The Group’s VIE subsidiary is subject to a 5% business tax and related surcharges on the revenues earned from the sale of game points by Giant Network and are deducted from online game revenues. The Group’s PRC subsidiary, Zhengtu Information, is also subject to a 5% business tax and related surcharges on its royalty income earned and are deducted from overseas licensing income. Such business tax and related surcharges for the years ended 2009, 2010 and 2011 are RMB72,701,726, RMB 85,019,261 and RMB111,185,658 (US$17,665,622), respectively.

The Group does not defer any costs associated with the sale of its prepaid cards or game points.

Cost of services
16)	Cost of services

Cost of services consists primarily of payroll, depreciation and amortization, maintenance and rental of computer equipment, production costs for prepaid game cards, and other overhead expenses directly attributable to the provision of the Company’s online game services.

Cost of services also includes a 5% business tax, 3% (net) VAT and related surcharges on technical and consulting fees and royalty fees charged by the Group’s PRC subsidiaries, Zhengtu Information, Jujia Network, Juhuo Network and Snow Wolf Software to the Group’s VIE subsidiary, Giant Network. Such business tax, VAT and related surcharges for the years ended December 31, 2009, 2010 and 2011 are RMB39,066,834, RMB37,192,656 and RMB72,804,988 (US$11,567,548), respectively.

Advertising expenses
17)	Advertising expenses

Advertising costs are expensed when incurred as sales and marketing expenses and amounted to approximately RMB31,426,000, RMB65,297,000 and RMB105,308,000 (US$16,732,000) for the years ended December 31, 2009, 2010 and 2011, respectively.

Research and product development expenses
18)	Research and product development expenses

Costs incurred for the development of online game products prior to the establishment of technological feasibility and costs incurred for maintenance after the online game products are available for marketing are expensed when incurred and are included in research and product development expenses.

Comprehensive Income
19)	Comprehensive Income

Comprehensive income is defined as the change in equity of the Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Comprehensive income is reported in the consolidated statements of operations and comprehensive income and consolidated statements of changes in shareholders’ equity. Accumulated other comprehensive loss of the Company consists of the foreign currency translation adjustments and unrealized holding gains and losses of available-for-sale investments (net of any reclassification adjustments) and their corresponding deferred tax impact, if any.

Share-based compensation
20)	Share-based compensation

The Group’s employees participate in the Company’s 2006 and 2007 stock incentive plan including share options and restricted shares, which is more fully described in Note 19. In 2010, the Group granted restricted shares to employees. The Group accounts for its share-based payments pursuant to ASC subtopic 718-10 (“ASC 718-10”), Compensation-Stock Compensation: Overall. According to ASC 718-10, all grants of share options to employees are recognized in the consolidated financial statements based on their grant date fair values. The Company’s share options and restricted shares are subject to graded vesting provisions. Fair value of share options is determined with the assistance of an independent third party valuation firm, using a binomial option pricing model derived by management. Fair value of restricted shares is determined by the fair market value at the grant day. The Group has elected to recognize compensation expense using the accelerated method for all share options and restricted shares with service conditions that have a graded vesting schedule.

ASC 718-10 requires forfeitures to be estimated at the time of grant and revised, if necessary, in the subsequent year if actual forfeitures differ from initial estimates. Share-based compensation expense is recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest. Forfeiture rate is estimated based on historical and future expectation of employee turnover rate and are adjusted to reflect future change in circumstances and facts, if any.

The Group records share-based compensation expense for awards granted to non-employees in exchange for services at fair value in accordance with the provisions of ASC subtopic 505-50 (“ASC 505-50”), Equity: Equity based Payment to Non-employees. For the awards granted to non-employees, the Group records compensation expense equal to the fair value of the share options at the service performance date. The fair value of the unvested share options is recalculated at each reporting date as the service agreements signed with the non-employees do not include significant disincentive for non-performance. There were no share options issued to non-employees during the years ended December 31, 2009, 2010, and 2011, respectively.

A change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Group calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested share options, the Group would recognize incremental compensation cost in the period the modification occurs and for unvested share options, the Group would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

Leases
21)	Leases

Leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred. The Group has no capital leases for any of the years stated herein.

Income taxes
22)	Income taxes

The Group follows the liability method in accounting for income taxes in accordance to ASC subtopic 740-10 (“ASC 740-10”), Income Taxes: Overall. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Group records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the year that includes the enactment date.

Accounting for uncertain income tax positions
23)	Accounting for uncertain income tax positions

The Group adopted ASC 740-10 (“ASC 740-10”), Income Taxes: Overall on January 1, 2007 which clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Group did not incur a cumulative adjustment upon the adoption of ASC 740-10. The Group has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations and comprehensive income. As of and for the year ended December 31, 2011, the Company recorded an unrecognized tax benefit of RMB44,451,522 (US$7,062,636), which is mainly related to excess share-based compensation deductions.

Earnings per share
24)	Earnings per share

Earnings per share are calculated in accordance with ASC subtopic 260-10 (“ASC 260-10”), Earnings Per Share: Overall. Basic earnings per share is computed by dividing net income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share are computed using the weighted average number of shares and dilutive equivalent shares outstanding during the period. Dilutive equivalent shares consist of ordinary shares issuable upon the exercise of stock options granted, with an exercise price less than the average fair market value for such period, using the treasury stock method. Dilutive equivalent shares are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive.

Financial incentives
25)	Financial incentives

Government financial incentives are recognized as income upon receipt (see Note 16) as there are no conditions or continuing performance obligations of the Company attached to any of the governmental financial incentives received.

Share Repurchase Program
26)	Share Repurchase Program

Pursuant to a Board of Directors’ resolution on December 24, 2007, the Company’s management is authorized to repurchase up to US$200 million of the Company’s ADSs (“Share Repurchase Plan 1”). This plan terminated in accordance with its terms on February 13, 2008 with a total of 17,484,100 ADSs repurchased on the open market, for a total consideration of US$200 million. During 2007 and 2008, the Company repurchased 1,429,100 ADSs and 16,055,000 ADSs, respectively, under this plan for a consideration of US$17.3 million and US$182.7 million, respectively.

On August 11, 2008, the Board of Directors unanimously authorized management to repurchase another up to US$150 million of the Company’s ADSs (“Share Repurchase Plan 2”). The Board of Directors also agreed to review the Company’s share repurchase program periodically, and to adjust the amount authorized for repurchase as necessary. During 2008 and 2009, the Company has repurchased 14,947,200 ADSs and 1,570,785 ADSs, respectively, under this plan for a consideration of US$97.8 million and US$9.2 million, respectively.

In August 2009, the Board of Directors terminated the Share Repurchase Plan 2 and approved a new share repurchase plan (“Share Repurchase Plan 3”), authorizing the Company to repurchase up to US$150 million of its ADSs. Under this share repurchase plan, the Company may repurchase its shares within one year, unless further extended or shortened by the Board of Directors, as prescribed under the board resolution and as defined by SEC regulations. No ADSs were repurchased under this plan.

In September 2011, the Board of Directors approved a new share repurchase plan (“Share Repurchase Plan 4”), authorizing the Company to repurchase up to US$50 million of its ADSs, under the same terms and provision as that of the Share Repurchase Plan 3 except for the effective period which is from September 2011 to September 2012. Under this share repurchase plan, the Company may repurchase its shares within one year. As of December 31, 2011, the Company has repurchased 932,972 ADSs under this plan for total consideration of US$3.6 million.

The Company accounted for those shares repurchase as Treasury Stock at cost in accordance to ASC Subtopic 505-30 (“ASC 505-30”), Treasury Stock (Pre-codification: Accounting Principles Board Opinion No. 6), and is shown separately in the Shareholders’ Equity as the Company has not yet decided on the ultimate disposition of those ADSs acquired. When the Company decides to retire the treasury stock or use the treasury stock to settle the exercise of share options (Note 22), the difference between the original issuance price and the repurchase price is charged to retained earnings.

Segment reporting
27)	Segment reporting

The Group follows ASC subtopic 280 (“ASC 280”), Segment Reporting. The Group’s chief operating decision-maker, who has been identified as the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole and hence, the Group has only one reportable segment. The Group operates and manages its business as a single segment through the provision of online gaming services. As the Group’s long-lived assets are substantially all located in the PRC and substantially all the Group’s revenues are derived from within the PRC, no geographical segments are presented.

Concentration of risk
28)	Concentration of risk

Credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, amounts due from related parties and R&D entity partners. As of December 31, 2010 and 2011, substantially all of the Group’s cash and cash equivalents and short-term fixed rate time deposits were held by Chinese major financial institutions located in the PRC and Hong Kong. Historically, deposits in Chinese banks are secured due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that has come into effect on June 1, 2007, which contains a separate article expressly stating that the State Council promulgates implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law when necessary. Under the new Bankruptcy Law, a Chinese bank can go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Group has deposits has increased. In the event of bankruptcy of one of the banks which holds the Group’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws. Since the global financial crisis began during the third quarter of 2008, the risk of bankruptcy of those banks in which the Group has deposits or investments has increased significantly. In the event of bankruptcy of one of these financial institutions, it may be unlikely to claim its deposits or investments back in full. The Group continues to monitor the financial strength of these financial institutions.

Amounts due from related parties and R&D entity partners are typically unsecured, interest free and without any fixed term of repayment. Any negative events or deterioration in financial well-being with respect to Group’s related parties and R&D entity partners may cause material loss to the Group and have a material effect on the Group’s financial condition and results of operations.

The Company’s available-for-sale investments, 51.com and MET are reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive income (loss) in shareholders’ equity (Note 12). The held-to-maturity investment in Resources SZITIE Trust Co., Ltd. (“CR Trust”) is secured and bears a fixed yield of 3% and a variable yield ranging from 14% and 19.5% per year with a maturity term of five years and an option for the holders to redeem after the end of three years from the date of establishment. The short-term held-to-maturity investment in China Railway Trust (“China Railway”) is secured, bears fixed yields of 9.1% per annum and has fixed maturity date. The principal amounts of China Railway is wholly guaranteed by the land use right and construction in progress of the project. Any negative events or deterioration in financial well-being with respect to the counterparties of the above investments and the underlying collateral may cause material loss to the Group and have a material effect on the Group’s financial condition and results of operations.

Business and economic risk

The Group participates in a highly technical industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures from other online gaming companies; advances and new trends in new technologies and industry standards; changes in bandwidth suppliers; changes in certain strategic relationships or distributor relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

More than 90% of the Group’s revenues for the year ended December 31, 2009, 2010 and 2011 were primarily derived from a single online game. No individual customer (both distributor and end user) accounted for more than 10% of net revenues for the year ended December 31, 2009, 2010 and 2011.

The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions (Note 2.2). There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

Currency convertibility risk

Substantially all of the Group’s businesses are transacted in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchange as quoted daily by the People’s Bank of China. However, the unification of the exchange rates does not imply the convertibility of RMB into U.S. dollar or other foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. On June 19, 2010, the People’s Bank of China announced the end of the RMB’s de facto peg to U.S. dollar, a policy which was instituted in late 2008 in the face of the global financial crisis, to further reform the RMB exchange rate regime and to enhance the RMB’s exchange rate flexibility. The exchange rate floating bands will remain the same as previously announced in the inter-bank foreign exchange market. The depreciation of the U.S. dollar against RMB was approximately 3.3% in 2010 and 4.6% in 2011. Any significant revaluation of RMB may materially and adversely affect the Company’s cash flows, revenues, earnings and financial position, and the value of, and any dividends payable on, the ADS in U.S. dollars. As a result, an appreciation of RMB against the U.S. dollar would result in foreign currency translation losses when translating the net assets of the Company from the U.S. dollar into RMB.

Dividends
29)	Dividends

Dividends of the Company are recognized when declared. Relevant laws and regulations permit payments of dividends by the PRC subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations.

Recent accounting pronouncements
30)	Recent accounting pronouncements

In May 2011, the FASB issued Accounting Standards Update 2011-04 (ASU 2011-04), “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes certain fair value measurement principles and requires additional disclosures about fair value measurements. The updated guidance is effective on a prospective basis for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Management is in the process of assessing whether there would be a material impact of the provisions of ASU 2011-04 on the financial position, results of operations or cash flows of the Company.

In June 2011, the FASB issued Accounting Standards Update 2011-05 (ASU 2011-05), “Presentation of Comprehensive Income.” ASU 2011-05 eliminates the option to report other comprehensive income and its components in the statement of changes in shareholders’ equity and requires an entity to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement or in two separate but consecutive statements. This pronouncement is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. In December 2011, the FASB issued ASU 2011- 12 (ASU 2011-12), Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. ASU 2011-12 defers the requirement in ASU 2011-05 that entities present reclassification adjustments for each component of accumulated other comprehensive income (“AOCI”) in both net income and other comprehensive income on the face of the financial statements. ASU 2011-12 requires entities to continue to present amounts reclassified out of AOCI on the face of the financial statements or disclose those amounts in the notes to the financial statements. The effective date of ASU 2011-12 is consistent with ASU 2011-05, which is effective for fiscal years and interim periods beginning after December 15, 2011 for public entities. The provisions of ASU 2011-05 and ASU 2011-12 are not expected to have a material impact on the presentation of the Company’s consolidated financial statements.

In September 2011, the FASB issued Accounting Standards Update 2011-08 (ASU 2011-08), “Testing Goodwill for Impairment.” ASU 2011-08 is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. Specifically, an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. Although this standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, the Company has opted to early adopt it. The provisions of ASU 2011-08 did not have a material impact on the financial position, results of operations or cash flows of the Company.